Exhibit 99.1

News

Investor Contact:
Logan Bonacorsi
lbonacorsi@caleres.com

Caleres Reports Fourth Quarter and Full Year 2023 Results

●	Generates fourth quarter earnings per share of $1.57 and adjusted earnings per share of $0.86, up 32% year over year
●	Achieves third consecutive year of adjusted earnings per share in excess of $4.00 baseline
●	Delivers fourth quarter sales growth and record adjusted operating earnings in Brand Portfolio segment
●	Reduces revolver borrowings by $40 million compared to third quarter 2023 and more than $125 million from fiscal 2022
●	Expects fiscal 2024 net sales to be flat to up 2 percent compared to fiscal 2023
●	Expects fiscal 2024 earnings per share of $4.30 to $4.60

ST. LOUIS, March 19, 2024 - Caleres (NYSE: CAL), a market-leading portfolio of consumer-driven footwear brands, today reported financial results for the fourth quarter and fiscal 2023 and provided guidance for fiscal 2024.

“The Caleres team delivered another strong operational performance in the fourth quarter, culminating in a third consecutive year of adjusted earnings per share in excess of our $4.00 baseline and underscoring the durability of our earnings power,” said Jay Schmidt, president and chief executive officer. “Our fourth quarter results were led by our Brand Portfolio, which achieved a record-setting performance across key financial metrics. Complementing that strong result, Famous Footwear leaned into its competitive advantages to expand market share, particularly in Kids, which has outpaced the total business for 12 straight quarters.”

Specifically, during the quarter, the Brand Portfolio capitalized on ongoing strength in its Lead Brands to power a 4.5-percent increase in year-over-year net sales and a 660-basis-point improvement in gross margin. The Brand Portfolio segment also delivered its best-ever annual adjusted operating earnings, which topped $148 million and was accompanied by an 11.7-percent adjusted return on sales. Notably, the segment led the financial performance of the company. At the same time, Famous Footwear navigated a competitive market environment, capitalizing on pockets of holiday demand and delivering positive sales trends in its Kids business. For the full year, Famous gained share in shoe chains in the important Family Channel and achieved record annual sales in the Kids category while generating robust levels of cash flow.

“I am proud of the Caleres team and the tremendous progress we have made across a wide range of strategic objectives,” said Schmidt.  “The transformation in earnings power that we have achieved in recent years – combined with our value-driving organizational structure, powerful brands, and best-in-class capabilities – positions us exceptionally well for growth in 2024 and beyond. Our Brand Portfolio – powered by our Lead Brands – has tremendous growth potential, and Famous is poised to strengthen its position as the No. 1 footwear destination for the Millennial family. Looking ahead, we are confident in our ability to execute on our growth strategy, deliver on our long-term financial targets, and create sustained value for our shareholders.”

Fourth Quarter 2023 Results

(14-weeks ended February 3, 2024, compared to 13-weeks ended January 28, 2023)

●	Net sales were $697.1 million, up 0.1 percent from the fourth quarter of 2022;
‒	Famous Footwear segment net sales declined 1.5 percent, with comparable sales down 5.9 percent on a 13-week basis

‒	Brand Portfolio segment net sales increased 4.5 percent
‒	Direct-to-consumer sales represented approximately 74 percent of total net sales
●	Gross profit was $305.7 million, while gross margin was 43.9 percent;
‒	Famous Footwear segment gross margin of 42.9 percent
‒	Brand Portfolio segment gross margin of 42.6 percent
●	SG&A as a percentage of net sales was 39.1 percent;
●	Net earnings of $55.8 million, or earnings per diluted share of $1.57, compared to net earnings of $40.8 million, or earnings per diluted share of $1.13 in the fourth quarter of fiscal 2022. Earnings per diluted share of $1.57 include:
‒	Deferred tax valuation allowance releases of $0.76 per diluted share; and
‒	Expense reduction initiatives of ($0.05) per diluted share.
●	Adjusted net earnings of $30.8 million, or adjusted earnings per diluted share of $0.86, compared to adjusted net earnings of $23.4 million, or adjusted earnings per diluted share of $0.65 in the fourth quarter of fiscal 2022.

Fiscal Year 2023 Results

(53-weeks ended February 3, 2024, compared to 52-weeks ended January 28, 2023)

●	Net sales were $2.82 billion, down 5.1 percent from fiscal 2022;
‒	Famous Footwear segment net sales declined 5.6 percent, with comparable sales down 6.3 percent on a 52-week basis
‒	Brand Portfolio segment net sales declined 3.9 percent
‒	Direct-to-consumer sales represented approximately 72 percent of total net sales
●	Gross profit was $1.26 billion, while gross margin was 44.8 percent;
‒	Famous Footwear segment gross margin of 44.7 percent
‒	Brand Portfolio segment gross margin of 43.0 percent
●	SG&A as a percentage of net sales was 37.7 percent;
●	Net earnings of $171.4 million, or earnings per diluted share of $4.80, compared to net earnings of $181.7 million, or earnings per diluted share of $4.92 in fiscal 2022. Earnings of $4.80 per diluted share include:
‒	Deferred tax valuation allowance releases of $0.75 per diluted share; and
‒	Expense reduction initiatives of ($0.13) per diluted share
●	Adjusted net earnings of $149.3 million, or adjusted earnings per diluted share of $4.18, compared to adjusted net earnings of $167.1 million, or adjusted earnings per diluted share of $4.52 in fiscal 2022;
●	Earnings before interest, taxes, depreciation, and amortization (EBITDA) of $253.5 million and adjusted EBITDA of $259.6 million, or 9.2 percent of sales;
●	Inventory was down 6.8 percent compared to fiscal year-end 2022, due to strategic inventory management – primarily in the Brand Portfolio segment; and
●	Borrowings under the asset-based revolving credit facility were $182.0 million at the end of the period.

Fiscal 2023 Benefit from 53rd Week
Consolidated net sales	$25.0 million
Famous Footwear sales	$18.2 million
Brand Portfolio sales	$6.8 million

Capital Allocation Update

Caleres continued to reduce the borrowings under its asset-based revolving credit facility, paying down $40.0 million during the fourth quarter. The company also returned $2.5 million to shareholders through its quarterly dividend.

In fiscal 2023, Caleres continued to invest in value-driving growth opportunities while at the same time reduced short-term borrowings by $125.5 million. The company ended fiscal 2023 with $182.0 million of borrowings. This represents its lowest total indebtedness since the fiscal first quarter 2010. In addition, Caleres returned $27.4 million to shareholders through share repurchases and dividend payments. Specifically, the company repurchased 763,000 shares of common stock, or approximately 2 percent of shares outstanding, for $17.4 million and an average price of $22.86 per share. The company returned $10.0 million to shareholders through quarterly dividend payments.

Fiscal 2024 Outlook:

The company is introducing its financial outlook for fiscal 2024 and first quarter of 2024 and notes that its fiscal 2024 is a 52-week year and compares to a 53-week year in fiscal 2023.

Caleres expects consolidated net sales to be flat to up 2 percent, compared to 2023, and earnings per diluted share to be in the range of $4.30 to $4.60. This outlook considers and balances the positive momentum in our Brand Portfolio segment and ongoing companywide cost reduction initiatives against anticipated headwinds that include a forecasted decline in the footwear market, inflationary pressures that could affect consumer demand at Famous Footwear, and higher freight costs.

In addition, for fiscal 2024, the company expects:

●	Consolidated operating margin of 7.3 percent to 7.5 percent;
●	Effective tax rate of about 24 percent; and
●	Capital expenditures of $60 million to $70 million.

For first quarter 2024, the company expects:

●	Consolidated net sales to be flat to up 1 percent; and
●	Earnings per diluted share in line with fourth quarter 2023 on an adjusted basis.

Investor Conference Call

Caleres will host a conference call at 10:00 a.m. ET today, Tuesday, March 19. The webcast and associated slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 704-4453 for North America participants or (201) 389-0920 for international participants, no passcode necessary. A replay will be also available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (844) 512-2921 in North America or (412) 317-6671 internationally and using the conference pin 13744814.

# # #

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides earnings before interest, taxes, depreciation and amortization, and estimated and future operating earnings, net earnings and earnings per diluted share, adjusted to exclude certain gains, charges, and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changing consumer demands, which may be influenced by general economic conditions and other factors; (ii) inflationary pressures and supply chain disruptions (iii) rapidly changing consumer preferences and purchasing patterns and fashion trends; (iv) supplier concentration, customer concentration and increased consolidation in the retail industry; (v) intense competition within the footwear industry; (vi) foreign currency fluctuations; (vii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (viii) cybersecurity threats or other major disruption to the company’s information technology systems; (ix) the ability to accurately forecast sales and manage inventory levels; (x) a disruption in the company’s distribution centers; (xi) the ability to recruit and retain senior management and other key associates; (xii) the ability to secure/exit leases on favorable terms; (xiii) the ability to maintain relationships with current suppliers; (xiv) transitional challenges with acquisitions and divestitures; (xv) changes to tax laws, policies and treaties; (xvi) our commitments and shareholder expectations related to environmental, social and governance considerations; (xvii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xviii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 28, 2023, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Fourteen Weeks Ended	Thirteen Weeks Ended	Fifty-three Weeks Ended	Fifty-two Weeks Ended
($ thousands, except per share data)	February 3, 2024	January 28, 2023	February 3, 2024	January 28, 2023
Net sales	$697,123	$696,434	$2,817,294	$2,968,138
Cost of goods sold	391,395	415,246	1,554,337	1,683,265
Gross profit	305,728	281,188	1,262,957	1,284,873
Selling and administrative expenses	272,830	255,323	1,062,399	1,067,636
Restructuring and other special charges, net	2,151	—	6,103	2,910
Operating earnings	30,747	25,865	194,455	214,327
Interest expense, net	(4,103)	(5,378)	(19,343)	(14,264)
Other income, net	1,550	3,335	6,210	12,971
Earnings before income taxes	28,194	23,822	181,322	213,034
Income tax benefit (provision)	27,466	15,343	(9,490)	(33,339)
Net earnings	55,660	39,165	171,832	179,695
Net (loss) earnings attributable to noncontrolling interests	(148)	(1,643)	441	(2,047)
Net earnings attributable to Caleres, Inc.	$55,808	$40,808	$171,391	$181,742

Basic earnings per common share attributable to Caleres, Inc. shareholders	$1.57	$1.14	$4.80	$4.98

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$1.57	$1.13	$4.80	$4.92

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	February 3, 2024	January 28, 2023
ASSETS
Cash and cash equivalents	$21,358	$33,700
Receivables, net	140,400	132,802
Inventories, net	540,674	580,215
Property and equipment, held for sale	16,777	16,777
Prepaid expenses and other current assets	69,700	67,961
Total current assets	788,909	831,455

Lease right-of-use assets	528,029	518,196
Property and equipment, net	167,583	160,883
Goodwill and intangible assets, net	203,310	215,392
Other assets	116,915	110,546
Total assets	$1,804,746	$1,836,472

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$182,000	$307,500
Trade accounts payable	251,912	229,908
Lease obligations	112,764	136,051
Other accrued expenses	196,280	237,737
Total current liabilities	742,956	911,196

Noncurrent lease obligations	453,097	444,074
Other liabilities	41,123	55,089
Total other liabilities	494,220	499,163

Total Caleres, Inc. shareholders’ equity	560,631	420,683
Noncontrolling interests	6,939	5,430
Total equity	567,570	426,113
Total liabilities and equity	$1,804,746	$1,836,472

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Fifty-three Weeks Ended	Fifty-two Weeks Ended
($ thousands)	February 3, 2024	January 28, 2023
OPERATING ACTIVITIES:
Net cash provided by operating activities	$200,151	$125,879

INVESTING ACTIVITIES:
Purchases of property and equipment	(44,584)	(55,913)
Capitalized software	(5,034)	(8,124)
Net cash used for investing activities	(49,618)	(64,037)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	532,500	859,500
Repayments under revolving credit agreement	(658,000)	(842,000)
Dividends paid	(9,954)	(10,184)
Acquisition of treasury stock	(17,445)	(63,225)
Issuance of common stock under share-based plans, net	(11,094)	(5,387)
Contributions by noncontrolling interests	1,000	3,142
Net cash used for financing activities	(162,993)	(58,154)
Effect of exchange rate changes on cash and cash equivalents	118	(103)
(Decrease) increase in cash and cash equivalents	(12,342)	3,585
Cash and cash equivalents at beginning of period	33,700	30,115
Cash and cash equivalents at end of period	$21,358	$33,700

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Fourteen Weeks Ended			Thirteen Weeks Ended
	February 3, 2024			January 28, 2023

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$55,808	$1.57		$40,808	$1.13

Charges/other items:
Deferred tax valuation allowances adjustment	$—	(26,654)	(0.76)	$—	(17,374)	(0.48)
Expense reduction initiatives	2,151	1,597	0.05	—	—	—
Total charges/other items	$2,151	$(25,057)	$(0.71)	$—	$(17,374)	$(0.48)
Adjusted earnings		$30,751	$0.86		$23,434	$0.65

	(Unaudited)
	Fifty-three Weeks Ended			Fifty-two Weeks Ended
	February 3, 2024			January 28, 2023

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$171,391	$4.80		$181,742	$4.92

Charges/other items:
Deferred tax valuation allowance adjustment	$—	(26,654)	(0.75)	$—	(17,374)	(0.47)
Expense reduction initiatives	6,103	4,532	0.13	—	—	—
Organizational changes	—	—	—	2,910	2,723	0.07
Total charges/other items	$6,103	$(22,122)	$(0.62)	$2,910	$(14,651)	$(0.40)
Adjusted earnings		$149,269	$4.18		$167,091	$4.52

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other				Consolidated
	14 weeks ended	13 weeks ended	14 weeks ended	13 weeks ended	14 weeks ended		13 weeks ended		14 weeks ended	13 weeks ended
	February 3,	January 28,	February 3,	January 28,	February 3,		January 28,		February 3,	January 28,
($ thousands)	2024	2023	2024	2023	2024		2023		2024	2023
Net sales	$396,227	$402,265	$323,689	$309,729	$(22,793)		$(15,560)		$697,123	$696,434
Gross profit	170,129	170,562	137,868	111,465	(2,269)		(839)		305,728	281,188
Gross margin	42.9%	42.4%	42.6%	36.0%	10.0%		5.4%		43.9%	40.4%
Operating earnings (loss)	19,551	24,386	37,751	19,281	(26,555)		(17,802)		30,747	25,865
Adjusted operating earnings (loss)	19,551	24,386	38,634	19,281	(25,287)		(17,802)		32,898	25,865
Operating margin	4.9%	6.1%	11.7%	6.2%	n/m	%	n/m	%	4.4%	3.7%
Adjusted operating earnings %	4.9%	6.1%	11.9%	6.2%	n/m	%	n/m	%	4.7%	3.7%
Comparable sales % (on a 13-week basis)	(5.9)%	0.7%	(3.8)%	20.4%	—%		—%		—%	—%
Number of stores	860	873	98	92	—		—		958	965

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	14 weeks ended	13 weeks ended	14 weeks ended	13 weeks ended	14 weeks ended	13 weeks ended	14 weeks ended	13 weeks ended
	February 3,	January 28,	February 3,	January 28,	February 3,	January 28,	February 3,	January 28,
($ thousands)	2024	2023	2024	2023	2024	2023	2024	2023
Operating earnings (loss)	$19,551	$24,386	$37,751	$19,281	$(26,555)	$(17,802)	$30,747	$25,865
Charges/Other Items:
Expense reduction initiatives	—	—	883	—	1,268	—	2,151	—
Total charges/other items	—	—	883	—	1,268	—	2,151	—
Adjusted operating earnings (loss)	$19,551	$24,386	$38,634	$19,281	$(25,287)	$(17,802)	$32,898	$25,865

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other				Consolidated
	53 weeks ended	52 weeks ended	53 weeks ended	52 weeks ended	53 weeks ended		52 weeks ended		53 weeks ended	52 weeks ended
	February 3,	January 28,	February 3,	January 28,	February 3,		January 28,		February 3,	January 28,
($ thousands)	2024	2023	2024	2023	2024		2023		2024	2023
Net sales	$1,609,396	$1,705,093	$1,270,853	$1,322,772	$(62,955)		$(59,727)		$2,817,294	$2,968,138
Gross profit	719,549	789,004	546,005	497,265	(2,597)		(1,396)		1,262,957	1,284,873
Gross profit rate	44.7%	46.3%	43.0%	37.6%	4.1%		2.3%		44.8%	43.3%
Operating earnings (loss)	123,838	195,837	145,459	112,345	(74,842)		(93,855)		194,455	214,327
Adjusted operating earnings (loss)	125,204	195,837	148,067	112,345	(72,713)		(90,945)		200,558	217,237
Operating earnings %	7.7%	11.5%	11.4%	8.5%	n/m	%	n/m	%	6.9%	7.2%
Adjusted operating earnings %	7.8%	11.5%	11.7%	8.5%	n/m	%	n/m	%	7.1%	7.3%
Comparable sales % (on a 52-week basis)	(6.3)%	(1.8)%	1.3%	31.4%	—%		—%		—%	—%
Number of stores	860	873	98	92	—		—		958	965

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	53 weeks ended	52 weeks ended	53 weeks ended	52 weeks ended	53 weeks ended	52 weeks ended	53 weeks ended	52 weeks ended
	February 3,	January 28,	February 3,	January 28,	February 3,	January 28,	February 3,	January 28,
($ thousands)	2024	2023	2024	2023	2024	2023	2024	2023
Operating earnings (loss)	$123,838	$195,837	$145,459	$112,345	$(74,842)	$(93,855)	$194,455	$214,327
Charges/Other Items:
Expense reduction initiatives	1,366	—	2,608	—	2,129	—	6,103	—
Organizational changes	—	—	—	—	—	2,910	—	2,910
Total charges/other items	1,366	—	2,608	—	2,129	2,910	6,103	2,910
Adjusted operating earnings (loss)	$125,204	$195,837	$148,067	$112,345	$(72,713)	$(90,945)	$200,558	$217,237

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Fourteen Weeks Ended	Thirteen Weeks Ended	Fifty-three Weeks Ended	Fifty-two Weeks Ended
	February 3,	January 28,	February 3,	January 28,
	2024	2023	2024	2023
($ thousands, except per share data)
Net earnings attributable to Caleres, Inc.:
Net earnings	$55,660	$39,165	$171,832	$179,695
Net loss (earnings) attributable to noncontrolling interests	148	1,643	(441)	2,047
Net earnings attributable to Caleres, Inc.	55,808	40,808	171,391	181,742
Net earnings allocated to participating securities	(2,414)	(1,763)	(7,517)	(7,716)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$53,394	$39,045	$163,874	$174,026

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	33,965	34,102	34,142	34,930
Dilutive effect of share-based awards	115	548	10	475
Diluted common shares attributable to Caleres, Inc.	34,080	34,650	34,152	35,405

Basic earnings per common share attributable to Caleres, Inc. shareholders	$1.57	$1.14	$4.80	$4.98

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$1.57	$1.13	$4.80	$4.92

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Fourteen Weeks Ended	Thirteen Weeks Ended	Fifty-three Weeks Ended	Fifty-two Weeks Ended
	February 3,	January 28,	February 3,	January 28,
	2024	2023	2024	2023
($ thousands, except per share data)
Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$30,603	$21,791	$149,710	$165,044
Net loss (earnings) attributable to noncontrolling interests	148	1,643	(441)	2,047
Adjusted net earnings attributable to Caleres, Inc.	30,751	23,434	149,269	167,091
Net earnings allocated to participating securities	(1,324)	(1,012)	(6,537)	(7,092)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$29,427	$22,422	$142,732	$159,999

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	33,965	34,102	34,142	34,930
Dilutive effect of share-based awards	115	548	10	475
Diluted common shares attributable to Caleres, Inc.	34,080	34,650	34,152	35,405

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.87	$0.66	$4.18	$4.58

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.86	$0.65	$4.18	$4.52

SCHEDULE 8

CALERES, INC.
CALCULATION OF EBITDA AND DEBT/EBITDA LEVERAGE RATIO (NON-GAAP METRICS)

	(Unaudited)
	Fourteen Weeks Ended	Thirteen Weeks Ended
($ thousands)	February 3, 2024	January 28, 2023
EBITDA:
Net earnings attributable to Caleres, Inc.	$55,808	$40,808
Income tax benefit	(27,466)	(15,343)
Interest expense, net	4,103	5,378
Depreciation and amortization (1)	14,875	12,317
EBITDA	$47,320	$43,160

EBITDA margin	6.8%	6.2%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$30,751	$23,434
Income tax (benefit) provision (3)	(258)	2,031
Interest expense, net	4,103	5,378
Depreciation and amortization (1)	14,875	12,317
Adjusted EBITDA	$49,471	$43,160

Adjusted EBITDA margin	7.1%	6.2%

	(Unaudited)
	Trailing Twelve Months Ended
($ thousands)	February 3, 2024	January 28, 2023
EBITDA:
Net earnings attributable to Caleres, Inc.	$171,391	$181,742
Income tax provision	9,490	33,339
Interest expense, net	19,343	14,264
Depreciation and amortization (1)	53,280	49,011
EBITDA	$253,504	$278,356

EBITDA margin	9.0%	9.4%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$149,269	$167,091
Income tax provision (3)	37,715	50,900
Interest expense, net	19,343	14,264
Depreciation and amortization (1)	53,280	49,011
Adjusted EBITDA	$259,607	$281,266

Adjusted EBITDA margin	9.2%	9.5%

	(Unaudited)
($ thousands)	February 3, 2024	January 28, 2023
Debt/EBITDA leverage ratio:
Borrowings under revolving credit agreement (4)	$182,000	$307,500
EBITDA (trailing twelve months)	253,504	278,356
Debt/EBITDA	0.7	1.1

(1)	Includes depreciation and amortization of capitalized software and intangible assets.
(2)	Refer to Schedule 4 for the consolidated reconciliation of net earnings attributable to Caleres, Inc. to adjusted net earnings attributable to Caleres, Inc.
(3)	Excludes the income tax impacts of the adjustments on Schedule 4.
(4)	Total availability under the revolving credit agreement was $308.5 million and $181.9 million as of February 3, 2024 and January 28, 2023, respectively. Total liquidity, which includes cash and cash equivalents and availability under the revolving credit agreement, was $329.9 million and $215.6 million for the respective periods.